Prospectus Supplement

Executive Benefits (COLI) VUL

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

Prospectus Supplement dated August 16, 2013

The following supplemental information should be read in conjunction with the Prospectus dated April 29, 2013 for Executive Benefits VUL, a corporate owned variable universal life insurance policy (the “Policy” or “Policies”) issued through The Guardian Separate Account N.

Except as set forth herein, all other provisions of the prospectus shall remain unchanged.

Effective as of the close of business on August 16, 2013, pursuant to shareholder approval, the MFS® Strategic Income Series merged into the MFS® Strategic Income Portfolio. The MFS® Strategic Income Series is no longer an available investment option under your policy and has been replaced by the MFS® Strategic Income Portfolio.

Please refer to the prospectus for important information including fees and expenses. Please read the prospectus carefully before investing or sending money. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing.

As always, the availability of any subaccount as an investment option is subject to change. See your prospectus for more information concerning the addition, deletion or substitution of investments.

This Supplement should be retained with the Prospectus for future reference

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